UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement.
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☐	Definitive Proxy Statement.
☐	Definitive Additional Materials.
☐	Soliciting Material Pursuant to § 240.14a-12.

MONETTA TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Varsity/Monetta Intermediate Bond Fund (formerly the Orion/Monetta Intermediate Bond Fund)
a series of Monetta Trust 1776-A South Naperville Road, Suite 100 Wheaton, Illinois 60189-5831

[date]

Dear Shareholder:

I am writing to inform you about the upcoming special meeting (the “Special Meeting”) of the shareholders of the Varsity/Monetta Intermediate Bond Fund, formerly the Orion/Monetta Intermediate Bond Fund, (the “Fund”), a series of Monetta Trust (the “Trust”).

At its November 17, 2014 meeting, the Board of Trustees of the Trust approved a new sub-advisory agreement and interim sub-advisory agreement between Monetta Financial Services, Inc. (“Monetta”), the investment adviser to the Fund, and Varsity Asset Management, LLC (“Varsity”) to enable Varsity to become the new sub-adviser to the Fund. Varsity began serving as the Fund’s sub-adviser on November 20, 2014. George M. Palmer, Jr., Senior Vice President of Varsity, and Anthony F. Apollaro, Jr., Chief Executive Officer of Varsity, are the Fund’s portfolio managers. Mr. Palmer previously served as a portfolio manager for the Fund from April 2009 until September 2014 with the Fund’s previous sub-adviser until leaving to join Varsity.

The interim sub-advisory agreement enables Varsity to serve as the Fund’s sub-adviser for up to 150 days. The new sub-advisory agreement requires shareholder approval, without which Varsity will not be able to continue serving as sub-adviser once the interim sub-advisory agreement expires.

The purpose of the Special Meeting and the enclosed Proxy Statement is to seek your approval of the following proposal (the “Proposal”):

PROPOSAL:	To approve a new sub-advisory agreement (the “Proposed Sub-Advisory Agreement”) between Monetta and Varsity to enable Varsity to continue managing the Fund. No increase in fees is being proposed.

The Special Meeting is scheduled to be held at [10:00 a.m.] Central time on [January 22, 2015], at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.  Enclosed you will find a Proxy Statement with additional information about the Proposed Sub-Advisory Agreement, a notice of the Special Meeting, and a proxy card with instructions for voting. Please take the time to read the enclosed Proxy Statement and cast your vote.

If you are a shareholder of record as of the close of business on [date], you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card, voting by telephone, or voting using the internet.

The Board has recommended and encourages you to vote “FOR” the Proposal. If you have any questions regarding the Proposal or Proxy Statement, please do not hesitate to call the Fund toll-free at [phone number].

1-800-MONETTA	www.monetta.com

Whether or not you are planning to attend the Special Meeting, we need your vote prior to [January 22, 2015]. Voting is quick and easy. Everything you need is enclosed. To vote, you may use any of the following methods:

MAIL:	Please mark, sign, and date the enclosed proxy card and promptly return it in the enclosed, postage-paid envelope. BE SURE TO SIGN EACH CARD BEFORE MAILING IT.

PHONE:	Please call the toll-free number on your proxy card. Enter the control number on your proxy card and follow the instructions.

INTERNET:	Visit the web site shown on your proxy card. Enter the control number on your proxy card and follow the instructions.

Voting by proxy will not prevent you from voting your shares in person at the Special Meeting. You may revoke your proxy before it is exercised at the Special Meeting, either by writing to the Secretary of the Trust at the Trust’s address noted in the Proxy Statement or in person at the time of the Special Meeting. A prior proxy can also be revoked by voting again through the web site or toll-free number listed on the enclosed proxy card.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Fund.

Sincerely,

/s/ Robert S. Bacarella
Robert S. Bacarella
President of Monetta Trust

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Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important.

What is this document and why did you send it to me?

You are being asked to approve (the “Proposal”) a new sub-advisory agreement (the “Proposed Sub-Advisory Agreement”) between Monetta Financial Services, Inc. (“Monetta”) and Varsity Asset Management, LLC (“Varsity”) at a special meeting of shareholders (the “Special Meeting”) of the Varsity/Monetta Intermediate Bond Fund, formerly the Orion/Monetta Intermediate Bond Fund (the “Fund”), a series of Monetta Trust (the “Trust”).

At its November 17, 2014 meeting, the Board of Trustees of the Trust approved a new sub-advisory agreement and interim sub-advisory agreement between Monetta, the investment adviser to the Fund, and Varsity to enable Varsity to become the new sub-adviser to the Fund. Varsity began serving as the Fund’s sub-adviser on November 20, 2014. George M. Palmer, Jr., Senior Vice President of Varsity, and Anthony F. Apollaro, Jr., Chief Executive Officer of Varsity, are the Fund’s portfolio managers. Mr. Palmer previously served as a portfolio manager for the Fund from April 2009 until September 2014 with the Fund’s previous sub-adviser until leaving to join Varsity.

The interim sub-advisory agreement enables Varsity to serve as the Fund’s sub-adviser for up to 150 days. The new sub-advisory agreement requires shareholder approval, without which Varsity will not be able to continue serving as sub-adviser once the interim sub-advisory agreement expires. If Fund shareholders do not approve the Proposed Sub-Advisory Agreement, then the Board will have to consider other alternatives for the Fund, including its possible liquidation.

Will approval of the Proposal affect the management and operation of the Fund?

No. Approval of the Proposal is not expected to have any effect on the management and operation of the Fund. If the Proposal is approved, Monetta will continue to serve as the Fund’s investment adviser and Varsity will continue to serve as the Fund’s sub-adviser. Additionally, Mr. Palmer will continue to serve as a portfolio manager for the Fund.

Will approval of the Proposal affect the Fund’s investment objective or principal investment strategies?

No. Approval of the Proposal will not alter the Fund’s investment objective or investment strategies.

Will approval of the Proposal increase in the Fund’s investment advisory fee or other expenses?

No. Approval of the Proposal will not affect the investment advisory fee or other expenses of the Fund, as the sub-advisory fee is paid by Monetta from the investment advisory fee it receives from the Fund and the advisory fee is not changing.

Who is [proxy vendor]?

[                 ] is a third- party proxy vendor that the Fund has engaged (at the Adviser’s expense) to contact shareholders and record proxy votes. To hold the Special Meeting, a quorum must be reached. If a quorum is not attained, the Special Meeting is expected to adjourn to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Who is paying for this proxy mailing and other solicitation costs associated with this Special Meeting?

The expenses in connection with preparing the proxy statement and its enclosures and all solicitations will be paid by the Adviser.

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How do I vote my shares?

While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card, voting by telephone, or voting using the internet following the instructions on the proxy card.  If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call [                         ].

If you simply sign and date the proxy card, but do not indicate a specific vote for the proposal, your shares will be voted “FOR” the proposal and to grant discretionary authority to the persons named as proxies as to any other matters that properly come before the Special Meeting. Abstentions will be treated as present for determining whether a quorum is present with respect to a particular matter, but will have the effect of a vote against the proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

If I vote by mail, how do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the proxy card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown on the account registration shown on the proxy card.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Ann B. Collins, Trustee.”

Please complete, sign and return the enclosed proxy card in the enclosed envelope. No postage is required if mailed in the United States. Alternatively, you may vote by internet or telephone in accordance with the instructions set forth on the enclosed proxy card.

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Varsity/Monetta Intermediate Bond Fund
(formerly the Orion/Monetta Intermediate Bond Fund)

a series of Monetta Trust
1776-A South Naperville Road, Suite 100
Wheaton, Illinois 60189-5831

NOTICE OF SPECIAL MEETING
TO BE HELD [date]

A special meeting of shareholders (the “Special Meeting”) of the Varsity/Monetta Intermediate Bond Fund, formerly the Orion/Monetta Intermediate Bond Fund, (the “Fund”), a series of Monetta Trust (the “Trust”) will be held on [January 22, 2015], at [10:00 a.m.] Central time, at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. At the Special Meeting, shareholders of the Fund will be asked to act upon the following proposal:

PROPOSAL:
To approve a new sub-advisory agreement between Monetta Financial Services, Inc. and Varsity Asset Management, LLC (“Varsity”) to enable Varsity to continue managing the Fund. No increase in fees is being proposed.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

The Trust’s Board of Trustees has fixed the close of business on [date] as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

Please read the accompanying Proxy Statement. Regardless of whether you plan to attend the Special Meeting, please complete, sign and promptly return the enclosed proxy card so that a quorum will be present and a maximum number of shares may be voted for the Fund. In the alternative, please call the toll-free number on your proxy card to vote by telephone or go to the website shown on your proxy card to vote over the internet.

By Order of the Board of Trustees

Robert S. Bacarella
President of Monetta Trust

[date]

Varsity/Monetta Intermediate Bond Fund
(formerly the Orion/Monetta Intermediate Bond Fund)

a series of Monetta Trust
1776-A South Naperville Road, Suite 100
Wheaton, Illinois 60189-5831

PROXY STATEMENT
[date], 2014

This Proxy Statement is being furnished to the shareholders of the Varsity/Monetta Intermediate Bond Fund (formerly the Orion/Monetta Intermediate Bond Fund) (the “Fund”), a series of Monetta Trust (the “Trust”), an open-end management investment company, on behalf of the Trust’s Board of Trustees (the “Board”) in connection with the Fund’s solicitation of shareholders’ proxies for use at a special meeting of shareholders of the Fund (the “Special Meeting”) to be held on [January 22, 2015], at [10:00 a.m. Central time], at the offices of the Fund’s administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, for the purpose set forth below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on the record date, established as [date] (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. The approximate mailing date of this Proxy Statement to shareholders is December [  ], 2014. The Special Meeting will be held for the following purpose:

PROPOSAL:
To approve a new sub-advisory agreement between Monetta Financial Services, Inc. (“Monetta” or the “Adviser”) and Varsity Asset Management, LLC (“Varsity” or the “Sub-Adviser”) to enable Varsity to continue managing the Fund. No increase in fees is being proposed.

Background. The proposal (“Proposal”) to approve a new sub-advisory agreement between Monetta and Varsity (the “Proposed Sub-Advisory Agreement”) stems from a change in personnel at the Fund’s previous sub-adviser, Orion Capital Management Inc. (“Orion”). On or about September 2, 2014, George M. Palmer, Jr., previously the Executive Vice-President of Orion, left Orion to join Varsity as its Senior Vice President. Prior to leaving Orion, Mr. Palmer had been a portfolio manager of the Fund for more than five years, beginning in April 2009.

Following Mr. Palmer’s departure from Orion, the Adviser met with Mr. Palmer and Mr. Anthony F. Apollaro, Jr., the Chief Executive Officer of Varsity, to discuss Varsity’s interest in becoming the Fund’s sub-adviser to enable the Fund to benefit from Mr. Palmer’s continued management of the Fund. After meeting with Messrs. Palmer and Apollaro and conducting significant due diligence regarding Varsity, the Adviser determined that the approval of Varsity as the Fund’s sub-adviser was in the best interests of the Fund and its shareholders. Consequently, the Adviser recommended to the Board that it approve an interim sub-advisory agreement between Varsity and the Adviser (the “Interim Sub-Advisory Agreement”) to enable Varsity to promptly replace Orion as the Fund’s sub-adviser and to enable Mr. Palmer to resume managing the Fund in conjunction with Mr. Apollaro. The Adviser also recommended that the Board approve the Proposed Sub-Advisory Agreement and present it to shareholders for approval.

At its November 17, 2014 in person meeting, the Board, including a majority of the Trustees who are not interested persons of the Trust (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) (“Independent Trustees”) approved the Interim Sub-Advisory Agreement and the Proposed Sub-Advisory Agreement between the Adviser and Varsity and recommended that the Proposed Sub-Advisory Agreement be submitted to the Fund’s shareholders for approval.

As permitted by the 1940 Act, Varsity began serving as the Fund’s sub-adviser on November 20, 2014 pursuant to the Interim Sub-Advisory Agreement, and Messrs. Palmer and Apollaro are serving as the Fund’s portfolio managers. The Interim Sub-Advisory Agreement enables Varsity to serve as the Fund’s sub-adviser for up to 150 days. The Proposed Sub-

Advisory Agreement requires shareholder approval, without which Varsity will not be able to continue serving as sub-adviser once the Interim Sub-Advisory Agreement expires.

The Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement each have the same advisory fee rate and otherwise are the same in all material respects as the previous sub-advisory agreement between Monetta and Orion (the “Old Sub-Advisory Agreement”), except that, as required by the 1940 Act, the Interim Sub-Advisory Agreement has a term of up to 150 days. The Old Sub-Advisory Agreement was approved by Fund shareholders at a special meeting held on May 18, 2009, last renewed by the Board on November 18, 2013 and terminated by the Adviser on November 19, 2014 to enable Varsity to begin managing the Fund. The Proposed Sub-Advisory Agreement is dated November 17, 2014. Shareholders of the Fund must approve the Proposed Sub-Advisory Agreement for Varsity to continue providing investment advisory services to the Fund after the Interim Sub-Advisory Agreement expires.

If the Proposal is approved by Fund shareholders, the Proposed Sub-Advisory Agreement is expected to become effective on the date of the Special Meeting (currently scheduled for [January 22, 2015]). If the Proposal is not approved by Fund shareholders, the Board will consider alternatives for the Fund, including closing and liquidating the Fund.

Summary of the Proposed Sub-Advisory Agreement. A copy of the Proposed Sub-Advisory Agreement is attached to this Proxy Statement as Exhibit A. The following description of the material terms of the Proposed Sub-Advisory Agreement is only a summary. You should refer to Exhibit A for the Proposed Sub-Advisory Agreement, and the description set forth in this Proxy Statement of the Proposed Sub-Advisory Agreement is qualified in its entirety by reference to Exhibit A.

Description of the Sub-Advisory Agreements. The Proposed Sub-Advisory Agreement, like the Old Sub-Advisory Agreement, will remain in effect for a period of two years, unless sooner terminated. After the initial two-year period, continuation of the Proposed Sub-Advisory Agreement from year to year is subject to annual approval by the Board, including at least a majority of the Independent Trustees. The Interim Sub-Advisory Agreement will remain in effect for a period of up to 150 days, unless sooner terminated.

Like the Old Sub-Advisory Agreement, the Proposed Sub-Advisory Agreement may be terminated without penalty on 60 days’ written notice to the Sub-Adviser by the Adviser, by vote of the Board, or by vote of a majority of the outstanding voting securities of the Fund. It may also be terminated without penalty on 60 days’ written notice to the Adviser by the Sub-Adviser.

Sub-Advisory Services. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement require that, subject to the supervision of the Board and the Adviser, the sub-adviser provide certain investment advisory services to the Fund, including managing the investment and reinvestment of the Fund’s assets within the framework of the investment objectives, policies and restrictions of the Fund.

Management Fees. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the sub-adviser is entitled to a fee, to be paid by the Fund’s Adviser, based on the Fund’s average daily net assets at the annual rate of 0.25% of the Fund’s average daily net assets. The fees are computed daily and paid monthly. For the fiscal year ended December 31, 2013, Orion earned sub-advisory fees of $[    ] (0.25% of the Fund’s average net assets during the period), which were paid to Orion by the Adviser and not by the Fund.

Brokerage Policies. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement authorize the Fund’s sub-adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Fund and direct the sub-adviser to seek for the Fund the most favorable execution and net price available under the circumstances. The sub-adviser may cause the Fund to pay a broker a commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of the brokerage and research and other services provided by the broker to the sub-adviser.

Payment of Expenses. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that the sub-adviser will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Fund. The sub-adviser will not be required to pay the costs and expenses associated with purchasing securities, commodities and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Other Provisions. Each of the Old Sub-Advisory Agreement, Interim Sub-Advisory Agreement and Proposed Sub-Advisory Agreement provide that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of the reckless disregard of its obligations and duties under the agreement on the part of the sub-adviser, the sub-adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Portfolio Managers. George M. Palmer Jr. and Anthony F. Apollaro, Jr. are responsible for the day-to-day management of the Fund’s portfolio under the Interim Sub-Advisory Agreement. Upon shareholder approval of the Proposal, they will continue to be responsible for the management of the Fund’s portfolio.

Executive Officers and Directors of Varsity. Information regarding the principal executive officers and directors of Varsity is set forth below. The address of the Varsity and its executive officers and directors is 870 Denton Tap Road, Suite 250, Coppell, Texas 75019. The following are the executive officers and directors of Varsity:

Name	Position with Sub-Adviser
Anthony F. Apollaro, Jr.	Managing Member/Chief Financial Officer
Ryan J. Borer	Managing Member/Chief Compliance Officer and President
Jessie F. Stansberry	Managing Member/Vice President

Required Vote. Approval of the Proposed Sub-Advisory Agreement with respect to the Fund requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting, or (b) more than 50% of the outstanding shares. If the Proposed Sub-Advisory Agreement is approved by the Fund’s shareholders, it is expected to become effective on the date of the Special Meeting. If Fund shareholders do not approve the Proposed Sub-Advisory Agreement, the Sub-Adviser will cease to provide sub-advisory services to the Fund upon or prior to the expiration of the Interim Sub-Advisory Agreement. In that event, the Board will consider alternatives for the Fund, including closing and liquidating the Fund.

Recommendation of the Board of Trustees. The Board believes that the terms and conditions of the Proposed Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board believes that, upon shareholder approval of the Proposed Sub-Advisory Agreement, the Sub-Adviser will continue providing the same level of services as it currently provides under the Interim Sub-Advisory Agreement and as the previous sub-adviser provided under the Old Sub-Advisory Agreement. The Board was presented with information demonstrating that the Proposed Sub-Advisory Agreement would enable Fund shareholders to continue to obtain quality services at a cost that was fair and reasonable.

In considering the Proposed Sub-Advisory Agreement, the Board took into consideration (i) the nature, extent and quality of the services to be provided by Varsity; (ii) historical performance of the Fund; (iii) the Sub-Adviser’s expected cost and profits realized from providing such services, including any fall-out benefits enjoyed by the Sub-Adviser or its affiliates; (iv) comparative fee and expense data for the Fund; (v) the extent to which the sub-advisory fee for the Fund reflects economies of scale shared with Fund shareholders; and (vi) other factors the Board deemed to be relevant.

Nature, Extent and Quality of Services Provided. The Board considered the Sub-Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund, including the qualifications, experience and responsibilities of the portfolio managers. The Board noted that the services to be provided under the Proposed Sub-Advisory Agreement were identical in all material respects to those services provided under the Old Sub-Advisory Agreement. In particular, they noted that one of the Fund’s portfolio managers had managed the Fund for more than five years with the Fund’s previous sub-adviser, which would enable continuity of Fund management.

The Board also considered the resources and compliance program of the Sub-Adviser. The Board noted that, although the Sub-Adviser does not currently have discretionary management authority for any other accounts or registered investment companies, the Sub-Adviser has experience providing investment recommendations to other investment advisers and will benefit from Mr. Palmer’s experience managing the Fund. The Board also considered the determination of the Trust’s Chief Compliance Officer that the Sub-Adviser has appropriate compliance policies and procedures in place. After discussion, the Independent Trustees concluded that the Sub-Adviser has the appropriate personnel and compliance policies and procedures to perform its duties under the Proposed Sub-Advisory Agreement and that the nature, overall quality, cost and extent of such services was expected to continue to be satisfactory.

Historical Performance. The Board then considered the past performance of the Fund. The Board noted that the Sub-Adviser had not previously managed the Fund; however, because one of the Sub-Adviser’s portfolio managers had been primarily responsible for the day-to-day management of the Fund from April 2009 until September 2014, the performance of the Fund during that period reflected on the Sub-Adviser’s portfolio management abilities. The Board noted, among other performance metrics, that for the 1-, 3-, and 5-year periods ended September 30, 2014, the Fund outperformed the median and average performance of funds in its peer group, the Morningstar U.S. Open-End Short-Term Bond category, which category was independently determined by Morningstar.

Costs of Services Provided and Economies of Scale. The Board reviewed the advisory fees to be paid by the Adviser to Varsity for its services to the Fund under the Proposed Sub-Advisory Agreement. The Board considered that the fees to be paid to Varsity would be paid by the Adviser from the fee the Adviser received from the Fund and noted that the fee reflected an arms-length negotiation between the Adviser and Varsity. The Board also noted that the fees paid to Varsity with respect to the Fund were the same as the fees paid by the Adviser to the Fund’s previous sub-adviser and reflected an appropriate allocation of the advisory fee paid to the Adviser given the work performed by each firm. The Board concluded that the proposed sub-advisory fees were reasonable.

 The Board also evaluated the compensation and benefits expected to be received by the Sub-Adviser and its affiliates from Varsity’s relationship with the Fund, taking into account the Sub-Adviser’s profitability.

 The Board recognized that the Sub-Adviser is likely to realize economies of scale in managing the Fund as assets grow in size.  However, it was the consensus of the Board that based on the current size of the Fund, economies had not been reached at this time and the matter of economies of scale would be revisited as the Fund’s size increases.

Conclusion. No single factor was determinative of the Board’s decision to approve the Proposed Sub-Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the Proposed Sub-Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Fund.  The Board, including a majority of the Independent Trustees, therefore determined that the approval of the Proposed Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

Additional Information about the Trust and the Sub-Adviser. No Trustee or officer of the Trust holds any position with the Sub-Adviser. The Sub-Adviser is controlled by Mr. Apollaro by virtue of his ownership of at least 25% of the firm’s outstanding voting securities.

OTHER BUSINESS

Record Date/Shareholders Entitled to Vote. The Fund is a separate series, or portfolio, of the Trust, a Massachusetts business trust and registered investment company under the 1940 Act. The record holders of outstanding shares of the Fund are entitled to vote one vote per share (and a fractional vote per fractional share) on all matters presented at the Special Meeting with respect to the Fund. Shareholders of the Fund at the close of business on [date] will be entitled to be present and vote at the Special Meeting. As of that date, there were [ ] shares of the Fund outstanding and entitled to vote, representing total net assets of approximately $[ ].

Voting Proxies. You should read the entire Proxy Statement before voting. If you have any questions regarding the Proxy Statement, please call [   ]. If you sign and return the accompanying proxy card, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Special Meeting or by delivering a subsequently dated proxy card or by attending and voting at the Special Meeting in person. Proxies voted by telephone or internet may be revoked at any time before they are voted by proxy voting again through the website or toll-free number listed in the enclosed proxy card. Properly executed proxies will be voted, as you instruct, by the persons named in the accompanying proxy card. In the absence of such direction, however, the persons named in the accompanying proxy card intend to vote “FOR” the Proposal and may vote at their discretion with respect to other matters not now known to the Board that may be presented to the Special Meeting. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

If sufficient votes are not received by the date of the Special Meeting, a person named as proxy may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. The persons named as proxies will vote all proxies in favor of adjournment that voted in favor of the Proposal (or abstained) and vote against adjournment all proxies that voted against the Proposal.

Quorum Required. The Fund must have a quorum of shares represented at the Special Meeting, in person or by proxy, to take action on any matter relating to the Fund. Under the Trust’s Agreement and Declaration of Trust, as amended, a quorum is constituted by the presence in person or by proxy of at least 30% of the outstanding shares of the Fund entitled to vote at the Special Meeting.

Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter. However, abstentions and broker non-votes will have the effect of a vote against the Proposal and any other matter that requires the affirmative vote of the Fund’s outstanding shares for approval. Abstentions and broker non-votes will not be counted as voting on any matter at the Special Meeting when the voting requirement is based on achieving a percentage of the “voting securities present.”

If a quorum is not present at the Special Meeting, or a quorum is present at the Special Meeting but sufficient votes to approve a proposal are not received, the Secretary of the Special Meeting or the holders of a majority of the shares of the Fund present at the Special Meeting in person or by proxy may adjourn the Special Meeting to permit further solicitation of proxies.

Method and Cost of Proxy Solicitation. Proxies will be solicited by the Trust primarily by mail. The solicitation may also include telephone, facsimile, electronic or oral communications by certain officers or employees of the Fund, the Adviser, the Sub-Adviser, or the Fund’s previous sub-adviser, none of whom will be paid for these services, or by a third-party proxy solicitation firm. The Adviser will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies. The Trust may also request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares of the Fund held of record by such persons. The Adviser may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation, including reasonable expenses in communicating with persons for whom they hold shares of the Fund.

Other Information. The Fund’s distributor and principal underwriter is Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Fund’s administrator, transfer agent and dividend disbursing agent is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Share Ownership. To the knowledge of the Trust’s management, as of the close of business on [date], the officers and Trustees of the Trust, as a group, beneficially owned [  ]% of the Fund’s outstanding shares. [To the knowledge of the Trust’s management, as of the close of business on [date], persons owning of record more than 5% of the outstanding shares of the Fund were as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling a Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of Fund shareholders.]

Name and Address	Number of Shares	% Ownership	Type of Ownership
[ ]	[ ]	[ ]%	[ ]

Reports to Shareholders. Copies of the Fund’s most recent annual and semi-annual reports may be requested without charge by writing to the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 or by calling, toll-free 1-800-MONETTA.

GENERAL INFORMATION

Other Matters to Come Before the Special Meeting. The Trust’s management does not know of any matters to be presented at the Special Meeting other than the Proposal. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholder Proposals. The Agreement and Declaration of Trust, as amended, and the By-laws of the Trust do not provide for annual meetings of shareholders, and the Trust does not currently intend to hold such meetings in the future. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Trust’s shareholders must be received by the Trust a reasonable period of time prior to any such meeting.

Householding. If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call [1-877-756-7873]. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please call [1-877-756-7873] or write to USBFS at 615 East Michigan Street, Milwaukee, Wisconsin 53202.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting.

This Proxy Statement is available on the internet at [                    ]. You may request a copy by mail (Varsity/Monetta Intermediate Bond Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701) or by telephone at 1-877-756-7873. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

Exhibit A

INVESTMENT SUB-ADVISORY AGREEMENT

THIS AGREEMENT, made this _______________ day of _________________ by and between Monetta Financial Services, Inc., a Delaware corporation (the “Adviser”), an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Varsity Asset Management, LLC, a Florida limited liability company (the “Sub-Adviser”), an investment adviser registered under the Advisers Act, relating to the Sub-Adviser’s services for certain series of Monetta Trust (the “Trust”), an open-end diversified management investment company of the series type, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

WHEREAS, the Adviser is the investment adviser to the funds of the Trust, and the Adviser desires to retain the Sub-Adviser to furnish the Varsity/Monetta Intermediate Bond Fund, a series of the Trust (the “Fund”), with portfolio selection and related research and statistical services in connection with the Adviser’s investment advisory activities on behalf of the Fund, and the Sub-Adviser desires to furnish such services to the Adviser;

NOW, THEREFORE, in consideration of the premises and the terms and conditions hereinafter set forth, it is agreed as follows:

1.             Appointment of Sub-Adviser.  In accordance with and subject to the investment advisory agreement (the “Investment Advisory Agreement”) between the Trust and the Adviser, the Adviser hereby appoints the Sub-Adviser to perform portfolio selection and related research and statistical services described herein for investment and reinvestment of the Fund’s investment assets, subject to the control and direction of the Adviser and Trust’s Board of Trustees, for the period and on the terms hereinafter set forth. The Sub-Adviser accepts such appointment and agrees to furnish the services hereinafter set forth for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and except as expressly provided or authorized, shall have no authority to act for or represent the Trust or the Adviser in any way or otherwise be deemed an agent of the Trust or the Adviser.

2.             Services of Sub-Adviser. The Sub-Adviser shall provide the following services and assume the following obligations with respect to the Fund:

(a)           The investment of the assets of the Fund shall at all times be subject to the applicable provisions of the Trust’s Agreement and Declaration of Trust, the by-laws, the registration statement, the effective prospectus and the statement of additional information of the Trust relating to the Fund (the “Fund Documents”) and shall conform to the investment objectives, policies and restrictions of the Fund as set forth in such Fund Documents and as interpreted from time to time by the Board of Trustees of the Trust and by the Adviser. Copies of the Fund Documents have been submitted to the Sub-Adviser, which acknowledges receipt and review of the Fund Documents. The Adviser agrees to provide copies of all amendments to or restatements of the Fund Documents to the Sub-Adviser on a timely and on-going basis but in all events prior to such time as said amendments or restatements become effective. The Sub-Adviser will be entitled to rely on all such documents furnished to it by the Adviser. Within the framework of the investment objectives, policies and restrictions of the Fund, and subject to the supervision of the Adviser, the Sub-Adviser shall have responsibility for making and executing investment decisions for the Fund. In carrying out its obligations to manage the investments and reinvestments of the assets of the Fund, the Sub-Adviser shall: (i) obtain and evaluate pertinent economic, statistical, financial and other information affecting the economy generally and individual companies or industries, the securities of which are included in the Fund’s investment portfolio or are under consideration for inclusion therein; (ii) under the supervision of the Adviser, formulate and implement a continuous investment program for the Fund consistent with the investment objective and related investment policies as set forth in the Fund Documents, as amended; and (iii) take such steps as are necessary to implement the aforementioned investment program by purchase and sale of securities including the placing, or directing the placement through an affiliate of the Sub-Adviser in accordance with applicable regulatory requirements, of orders for such purchases and sales.

(b)           In connection with the purchase and sale of securities of the Fund, the Sub-Adviser shall arrange for the transmission to the custodian for the Fund and, as directed by the Adviser, any other persons retained by the Fund on a daily basis such confirmations, trade tickets and other documents as may be necessary to enable them to pedant] their administrative responsibilities with respect to the Fund’s investment portfolio. The Sub-Adviser shall render such reports to the Adviser and/or to the Trust’s Board of Trustees concerning the investment activity and portfolio composition of the Fund in such form and at such intervals as the Adviser or the Board of Trustees may from time to time require. The Sub-Adviser agrees that all documents and records maintained by it with respect to the Fund, are the property of the Trust and will be surrendered to the Trust or the Adviser upon the request of either.

(c)           The Sub-Adviser shall, in the name of the Fund, place or direct the placement of orders for the execution of portfolio transactions in accordance with the policies of the Fund, as set forth in the Fund Documents, as amended from time to time, and under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act. In connection with the placement of orders for the execution of the Fund’s portfolio transactions, the Sub-Adviser shall create and maintain all necessary brokerage records of the Fund in accordance with all applicable laws, rules and regulations, including but not limited to, records required by Section 31(a) of the 1940 Act.

(d)           In placing orders or directing the placement of orders for the execution of portfolio transactions, the Sub-Adviser shall select brokers and dealers for the execution of the Fund’s transactions. In selecting brokers or dealers to execute such orders, the Sub-Adviser will use its best efforts to seek on behalf of the Fund the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Sub-Adviser’s investment research and portfolio management capability generally.

The Sub-Adviser shall use the same skill and care in providing services to the Fund as it uses in providing services to fiduciary accounts for which it has investment responsibility. The Sub-Adviser will conform with all applicable federal and state laws, rules and regulations, including the 1940 Act, the Advisers Act and the Insider Trading and Securities Fraud Enforcement Act of 1988 and all rules and regulations thereunder. Further, the Sub-Adviser shall at all times keep in effect a Code of Ethics consistent with the rules and regulations under both the Advisers Act and the 1940 Act.

The Sub-Adviser will treat confidentially and as proprietary information of the Fund, all records and other information relative to the Fund and prior, present or potential shareholders, including any “nonpublic personal information” as defined in Rule 3(t) of Regulation S-P, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder (except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld and will be deemed granted where Sub-Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Fund).

3.            Notifications and Certifications to Adviser

The Sub-Adviser shall:

(a) Promptly notify the Adviser in the event that the Sub-Adviser becomes aware that the Sub-Adviser: (a) is subject to a statutory disqualification that prevents the Sub-Adviser from serving as investment adviser pursuant to this Agreement; (b) fails to be registered as an investment adviser under the Advisers Act or under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement; (c) is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority; (d) is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, or governmental authority, involving the affairs of the Trust, the Sub-Adviser, or the Adviser; or (e) is involved in any pending litigation or administrative proceeding brought against the Sub-Adviser or any of its management persons (as defined in Rule 206(4)-4 under the Advisers Act).  The Sub-Adviser further agrees to notify the Trust and the Adviser promptly of any material fact known to the Sub-Adviser respecting or relating to the Sub-Adviser that is not contained in the Trust’s registration statement, as amended and supplemented from time to time, regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect. The Sub-Adviser will notify the Adviser if its chief executive officer or any member of the portfolio management team named in the Registration Statement for the Fund changes, or if there is an actual change in control or management of the Sub-Adviser within the meaning of Rules 2a-6 and 202(a)(1)-1 under the 1940 Act and Advisers Act, respectively, in both cases either prior to or immediately after such event. The Sub-Adviser will promptly notify the Adviser of any change in the Sub-Adviser’s financial condition which would impact its abilities to perform its duties hereunder and of any reduction in the amount of coverage under the Sub-Adviser’s errors and omissions or professional liability insurance coverage;

(b) Provide the Adviser or the Trust with such information and assurances (including certifications and sub-certifications) as the Adviser or the Trust may reasonably request from time to time in order to assist in complying with applicable laws, rules and regulations, including requirements in connection with the preparation and/or filing of the Fund’s registration statement, Form N-CSRs and Form N-Qs;

(c) As reasonably requested by the Trust on behalf of the Trust’s officers and in accordance with the scope of Sub-Adviser’s obligations and responsibilities contained in this Agreement, Sub-Adviser will provide reasonable assistance to the Trust in connection with the Trust’s compliance with the Sarbanes-Oxley Act and the rules and regulations promulgated by the SEC thereunder, and Rule 38a-1 of the 1940 Act. Specifically, the Sub-Adviser agrees to (a) certify periodically, upon the reasonable request of the Trust, that with respect to the Sub-Adviser’s provision of portfolio management services hereunder, it is in compliance with all applicable “federal securities laws”, as required by Rule 38a-l under the 1940 Act, and Rule 206(4)-7 under the Advisers Act; (b) upon request and reasonable prior notice, cooperate with third-party audits arranged by the Trust to evaluate the effectiveness of the Trust’s compliance controls; (c) upon request and reasonable prior notice, provide the Trust’s chief compliance officer with direct access to its chief compliance officer (or his/her designee); (d) upon request, provide the Trust’s chief compliance officer with periodic reports and (e) promptly provide notice of any material compliance matters.

4.            Representations of the Sub-Adviser

The Sub-Adviser represents warrants and agrees that:

(a)  It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(b) It is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered during the term of this Agreement;

(c) It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Sub-Adviser, its employees, officers, and agents (“Compliance Procedures”)  and, the Adviser has been provided  a copy or a summary of the Compliance Procedures and any amendments thereto; and

(d) It maintains an appropriate level of errors and omissions or professional liability insurance coverage from an insurance company that has a minimum credit rating of A- from at least one national recognized credit rating agency.

5.            Representations of the Adviser

(i) It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement; and

(ii) It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement

6.            Expenses. The Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the Sub-Adviser’s office facilities, equipment and personnel used in carrying out the Sub-Adviser’s duties hereunder, which expenses shall not include brokerage fees or commissions in connection with the effectuation of securities transactions for the Fund.

7.            Compensation. In payment for the investment sub-advisory services to be rendered by the Sub-Adviser in respect of the Fund hereunder, the Adviser shall pay to the Sub-Adviser as full compensation for all services hereunder a fee computed at an annual rate, as outlined below which shall be a percentage of the average net assets of the Fund. The fee shall be accrued daily, paid monthly and shall be based on the net asset values of all of the issued and outstanding shares of the Fund, as determined as of the close of each business day pursuant to the Fund Documents.

The amount of such annual fee for the Fund is described in the schedule below:

Fund	Fee
Varsity/Monetta Intermediate Bond Fund	0.25%

8.             Effective Date, Renewal and Termination. This Agreement shall become effective as of the date first above written and, unless otherwise terminated, shall continue for two years and from year to year thereafter so long as approved annually in accordance with the 1940 Act and the rules thereunder. This Agreement may be terminated without penalty on sixty (60) days’ written notice to the Sub-Adviser (i) by the Adviser, (ii) by vote of the Board of Trustees of the Trust, or (iii) by vote of a majority of the outstanding voting securities of the Fund; or it may be terminated without penalty on sixty (60) days’ written notice to the Adviser by the Sub-Adviser. This Agreement will terminate automatically in the event of its assignment or upon any termination of the Investment Advisory Agreement. The terms “assignment” and “vote of majority of the outstanding voting securities” shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder.

9.             General Provisions.

(a)           The Sub-Adviser may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither the Sub-Adviser nor its officers, directors, employees or agents shall be subject to any liability for any error of judgment or mistake of law or for any loss arising out of any investment or other act or omission in the performance by the Sub-Adviser of its duties under this Agreement or for any loss or damage resulting from the imposition by any government or exchange control restrictions which might affect the liquidity of the Fund’s assets, or from acts or omissions of custodians or securities depositories or from any war or political act of any foreign government to which such assets might be exposed, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser or the Trust or to its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of the Sub-Adviser’s reckless disregard of its obligations and duties hereunder or a breach of its fiduciary duty.

(b)           The Adviser understands that the Sub-Adviser now acts, will continue to act, or may act in the future, as investment adviser or investment sub-adviser or fiduciary to other managed accounts, including other investment companies, and the Adviser has no objection to the Sub-Adviser so acting, provided that the Sub-Adviser duly performs all obligations under this Agreement. The Adviser also understands that the Sub-Adviser may give advice and take action with respect to any of its other clients or for its own account which may differ from the timing or nature of action taken by the Sub-Adviser with respect to the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell or to recommend for purchase or sale, with respect to the Fund, any security which the Sub-Adviser or its shareholders, directors, officers, employees or affiliates may purchase or sell for its or their own account(s) or for the account of any other client.

(c)           Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or the right of any of its officers, directors or employees who may also be an officer, director or employee of the Trust, or person otherwise affiliated with the Trust (within the meaning of the 1940 Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature or to render services of any kind to any other trust corporation, film, individual or association.

(d)           Each party agrees to perform such further acts and execute such further documents as are necessary to effectuate the purposes hereof. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Illinois. The captions in this Agreement are included for convenience only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

(e)           Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage pre-paid to the appropriate party at the following addresses:

The Adviser at:
Monetta Financial Services, Inc.
1776-A South Naperville Road, Suite 100
Wheaton, Illinois 60189
Attention: Robert S. Bacarella, President

The Sub-Adviser at:
Varsity Asset Management, LLC
870 S. Denton Tap Rd., Suite #250
Coppell, Texas 75019
Attention: Ryan J. Borer, CEO

(f)             This Agreement may be amended in accordance with the 1940 Act.

(g)            This Agreement constitutes the entire agreement among the parties hereto.

(h)             This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall together, constitute only one instrument.

(i)               Except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of [         ].

IN WITNESS WHEREOF, the parties have duly executed this Agreement on the date first above written.

VARSITY ASSET MANAGEMENT, LLC

By:
[NAME]
[TITLE]

MONETTA FINANCIAL SERVICES, INC.

By:
Robert S. Bacarella
President

PROXY CARD
Varsity/Monetta Intermediate Bond Fund (the “Fund”)
a series of Monetta Trust

Proxy for a meeting of shareholders to be held on [January 22, 2015]

The undersigned hereby appoints Robert S. Bacarella and Robert J. Bacarella as Proxy of the undersigned, with full power of substitution, and hereby authorizes either of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at [10:00 a.m.] Central Time, on [January 22, 2015] at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. This proxy will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the laws of the Commonwealth of Massachusetts and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto. This proxy may be revoked at any time prior to the exercise of the powers conferred thereby.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the proposal. In his discretion, the Proxy is authorized to vote upon such other matters as may properly come before the meeting.

Please record your voting instructions on this card, sign it below, and return it promptly in the envelope provided. Your vote is important.

Dated
Signature(s) (Title(s), if applicable):	(Sign in the Box)

Please sign your name exactly as it appears on this card. If you are a joint owner, any one of you may sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership name.

PLEASE FOLD HERE AND RETURN THE ENTIRE BALLOT – DO NOT DETACH

DEAR SHAREHOLDER:

Your vote is important. Please help us to eliminate the expense of follow-up mailings by signing and returning this proxy card. A postage-paid envelope is enclosed for your convenience. Please refer to the back of the proxy card for additional information regarding the proposal.

Please fill in a box as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

		For	Against	Abstain
1.	To approve a new sub-advisory agreement between Monetta Financial Services, Inc. and Varsity Asset Management, LLC	☐	☐	☐